                                                                   EXHIBIT 10.12

                              FLORES & RUCKS, INC.
                           500 Dover Blvd., Suite 300
                           Lafayette, Louisiana 70503


Post Office Drawer 51168                       8440 Jefferson Highway, Suite 420
Lafayette, Louisiana 70505                     Baton Rouge, Louisiana 70809
Tel: (318) 989-5900                            Tel: (504) 927-1450
Fax: (318) 9589-5959                           Fax: (504) 927-1454




                                                       January 19, 1996



Enron Finance Corp.
1400 Smith
Houston, TX 77002
Attention:  Mr. Jere C. Overdyke, Vice President


RE: WAIVER and AMENDMENT--Registration Rights Agreement ("Agreement") Dated as of December 7, 1994 between Flores & Rucks, Inc., a Delaware corporation ("FRI"), Flores & Rucks, Inc., a Louisiana corporation and Enron Finance Corp. ("Enron").


Dear Jere:

The purpose of this letter is to confirm that (a) Enron has been notified of the intent of FRI to file a registration statement on Form S-3 (the "Registration Statement") in connection with the proposed sale by FRI, James C. Flores and William W. Rucks, IV of shares of common stock, par value $.01 per share ("Common Stock"), of FRI, (b) Enron has agreed to waive its rights under the Agreement as such rights relate to the Registration Statement and (c) FRI has agreed with Enron to amend certain provisions of the Agreement and that such Agreement is hereby amended as set forth below. The Registration Statement is to be filed on or about January 19, 1996.

Pursuant to the provisions of Section 2(b) of the Agreement, FRI is required to deliver written notice to Enron of the registration of any shares of Common Stock. Additionally, upon receipt of this notice, Enron has ten (10) business days to request that shares of Common Stock held by Enron and subject to the Agreement be included in the Registration Statement. The Agreement also allows Enron, pursuant to Section 2(a) thereof, to demand that FRI register shares of Common Stock held by Enron and subject to the Agreement.

This letter serves to evidence (a) receipt of this notice by Enron and (b) the waiver by Enron of (i) the demand registration rights of Enron, allowed pursuant to Section 2(a) of the Agreement, for a period beginning on the date of this letter and ending 180 days from the date the Registration Statement becomes effective and (ii) the registration rights of Enron allowed pursuant to Section 2(b) of the Agreement with respect to inclusion of shares of Common Stock held by Enron in the Registration Statement.

ENRON FINANCE CORP.
MR. JERE C. OVERDYKE
JANUARY 19, 1996
PAGE-2-


This letter also serves as an amendment to the Agreement. The undersigned agree that the Agreement is amended as follows: (i) the number of "90" in Section 2(c)(3) shall be deleted and the number "180" shall be substituted in its place,
(ii) the word "first" on the first line of Section 3(a) shall be deleted and,
(iii) Section 3(b) of the Agreement shall be deleted in its entirety.

Except as amended hereby, the undersigned agree that the Agreement remains in full force and effect.

If you agree with the foregoing, please execute this letter agreement below.

                                       Very Truly Yours

                                       FLORES & RUCKS, INC., A DELAWARE
                                        CORPORATION


                                       By: Original Signed by Robert K. Reeves
                                           -----------------------------------
                                           Robert K. Reeves,
                                           Sr. Vice President & General Counsel


                                       FLORES & RUCKS, INC., A LOUISIANA
                                        CORPORATION


                                       By: Original Signed by Robert K. Reeves
                                           -----------------------------------
                                           Robert K. Reeves,
                                           Sr. Vice President & General Counsel

Acknowledgment of receipt of
notice and waiver and amendment
of such registration rights as
described above agreed to as of the
19th day of January, 1996.

ENRON FINANCE CORP.

By:    Original Signed by Jere C. Overdyke, Jr.
       ----------------------------------------
Name:  Jere C. Overdyke, Jr.
Title: Managing Director